                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis Petke, hereby certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Annual Report on Form 10-K of American  Paramount  Gold Corp.  for
          the year ended August 31, 2012 (the "Report")  fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act
          of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of American Paramount Gold Corp.

Dated: October 20, 2015                      /s/ Dennis Petke
                                             -----------------------------------
                                             Dennis Petke
                                             President, Chief Executive Officer,
                                             Chief Financial Officer,
                                             Secretary, Treasurer and Director
                                             (Principal Executive Officer,
                                             Principal Financial Officer and
                                             Principal Accounting Officer)

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been provided to American  Paramount Gold Corp. and will  be  retained  by  American  Paramount  Gold  Corp.  and  furnished  to the
Securities and Exchange Commission or its staff upon request.